JORE CORPORATION
                                      PROXY

                          ANNUAL MEETING, JUNE 4, 2001
                      PROXY SOLICTED BY BOARD OF DIRECTORS
                        PLEASE SIGN AND RETURM THIS PROXY

     The undersigned (reverse side) hereby appoints Matthew B. Jore and David H. Bjornson, and each of them, proxies with power of substitution to vote, on behalf of the undersigned, all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Jore Corporation (the "Company") to be held on June 4, 2001 and at any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

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                               FOR all    WITHHOLD
                              nominees    AUTHORITY
                            (except as    (to vote for
                         marked to the    all nominees
                        contrary below)   listed below)
1.  Election of Directors     //              //  2.  Ratification of Deloitte &
                                                  Touche LLP as the Company's
                                                  independent accountants.
(Instructions:  To withhold authority
to vote for any individual, strike a
line through the nominee's name below.)           3.  Transaction of any
                                                  business that properly comes
Matthew B. Jore                                   before the meeting or any
Michael W. Jore                                   adjournments thereof.  A
David H. Bjornson                                 majority of the votes present
Thomas E. Mahoney                                 at the meeting, including
James P. Mathias                                  proxies or substitutes at the
James K. Loebbecke                                meeting, may generally
                                                  transact such business.
                                                  Proxies or substitutes at the
                                                  meeting may exercise all the
                                                  powers granted hereby in
                                                  transacting such business.

                                                  PLEASE NOTE: ANY SHARES OF
                                                  STOCK OF THE COMPANY HELD IN
                                                  THE NAME OF FIDUCIARIES,
                                                  CUSTODIANS OR BROKERAGE
                                                  HOUSES FOR THE BENEFIT OF
                                                  THEIR CLIENTS MAY ONLY BE
                                                  VOTED BY THE FIDUCIARY,
                                                  CUSTODIAN OR BROKERAGE
                                                  HOUSE ITSELF - THE BENEFICIAL
                                                  OWNER MAY NOT DIRECTLY VOTE OR
                                                  APPOINT A PROXY TO VOTE THE
                                                  SHARES AND MUST INSTRUCT THE
                                                  PERSON OR ENTITY IN WHOSE
                                                  NAME THE SHARES ARE HELD HOW
                                                  TO VOTE THE SHARES HELD FOR
                                                  THE BENEFICIAL OWNER.
                                                  THEREFORE, IF ANY SHARES OF
                                                  STOCK OF THE COMPANY ARE HELD
                                                  IN "STREET NAME" BY A
                                                  BROKERAGE HOUSE, ONLY THE
                                                  BROKERAGE HOUSE, AT THE
                                                  INSTRUCTION OF ITS CLIENT,
                                                  MAY VOTE OR APPOINT A PROXY TO
                                                  VOTE THE SHARES.

                                                  THE SHARES REPRESENTED BY THIS
                                                  PROXY WILL BE VOTED AS
                                                  SPECIFIED HEREON, BUT IF NO
                                                  SPECIFICATION IS MADE,THIS
                                                  PROXY WILL BE VOTED FOR EACH
                                                  OF THE PROPOSALS. THE PROXIES
                                                  MAY VOTE IN THEIR DISCRETION
                                                  AS TO OTHER MATTERS THAT MAY
                                                  COME BEFORE THIS MEETING.

                                                  THE ANNUAL MEETING OF JORE
                                                  CORPORATION WILL BE HELD ON
                                                  JUNE 4, 2001, AT 1:30 P.M.
                                                  (MDT) AT THE KWATAQNUK BEST
                                                  WESTERN HOTEL, 303 HIGHWAY
                                                  93 SOUTH, POLSON, MONTANA.

Signature (s):______________________Signature if held jointly___________________
Dated:____________, 2001. Please date and sign as imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by its president or other authorized officer.
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